Exhibit 10.1


                       AMENDMENT AND ASSUMPTION AGREEMENT

         AMENDMENT AND ASSUMPTION AGREEMENT ("Agreement") dated as of June __, 1999 by and between QF ACQUISITION CORP., a corporation organized under the laws of the State of Delaware ("QFAC"), QFAC, LLC, a limited liability company organized under the laws of the State of Delaware ("LLC"), CFP HOLDINGS, INC., a corporation organized under the laws of the State of Delaware ("Holdings"), Custom Food Products, Inc., a corporation organized under the laws of the State of California ("Custom") and FLEET CAPITAL CORPORATION, with an office at 200 Glastonbury Boulevard, Glastonbury, Connecticut 06033 ("Lender").


                                   BACKGROUND

     Holdings, Custom, QFAC and Lender are parties to a Loan and Security Agreement dated as of May 5, 1998 (as same has been amended, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Lender provides Holdings, Custom and QFAC with certain financial accommodations.

         Pursuant to the terms of a Merger Agreement ("Merger Agreement") dated as of the date hereof between QFAC and LLC, QFAC shall merge with LLC and LLC shall be the surviving company and LLC shall assume all of QFAC's obligations to Lender under the Loan Documents (as amended, restated, modified and supplemented from time to time, the "Assigned Documents").

         In connection with the transactions contemplated by the Merger Agreement, all of QFAC's rights and obligations under the Assigned Documents shall automatically become the rights and obligations of LLC and LLC shall have the benefit of all rights of QFAC and be bound by all obligations of QFAC to Lender under the Assigned Documents, in each case on the terms and conditions set forth in this Agreement.

         NOW,  THEREFORE,  in  consideration  of the  foregoing  and  for  other
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, QFAC, LLC, Holdings, Custom and Lender hereto agree as follows:

         1. All capitalized terms used herein which are not defined shall have the meanings given to them in the Loan Agreement.

         2. LLC hereby assumes in full, the payment, discharge, satisfaction and performance of all obligations of QFAC under the Loan Agreement and all obligations, indebtedness and liabilities of QFAC to Lender under the Loan
Documents. LLC hereby adopts all of the provisions, terms and conditions contained in the Loan Agreement as if the Loan Agreement and the Loan Documents had been entered into by and between LLC and Lender.

         3. QFAC and LLC hereby acknowledge that each will from time to time after the execution hereof, upon request of Lender, execute and deliver to Lender such further



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instruments,  agreements and  documents,  and take such further action as Lender may request in connection with the transactions herein contemplated.

         4. Subject to  satisfaction  of the  conditions  precedent set forth in
Section 6 below, Lender hereby consents to the formation of LLC and the execution of the Merger Agreement by the parties thereto and the transactions contemplated therein and waives any Event of Default arising out of the formation of LLC or the execution of or consummation of the transactions contemplated by the Merger Agreement.

         5. The Loan Agreement is hereby amended as follows:

         (a) Section 1 is amended as follows:

                  (i) the following defined terms are hereby amended in their entirety as follows:

                           "Borrower"- individually or collectively,  any or all
                  of Holdings, Custom and/or LLC, as the context requires.

                           "Pledge  Agreements"  collectively,  (a)  the  Pledge
                  Agreements dated the Closing Date and executed and delivered to Lender by (i) Group with respect to stock of Holdings and
                  (ii) Holdings with respect to the stock of Custom and (b) the Pledge Agreement dated as of June __, 1999 by Holdings with respect to membership interests of LLC.

                           "Voting  Stock"-Securities or membership interests of
                  any class or classes of a corporation or limited liability company, as the case may be, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate or company directors (or Persons performing similar functions).

                  (ii) the following defined term is hereby added in its appropriate alphabetical order:

                           "LLC" -  QFAC,  LLC,  a  Delaware  limited  liability
                  company.

         (b) Section 8.1(A) is amended in its entirety as follows:

                                    (A)  Organization  and  Qualification.  Each
         Borrower is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, as the case may be, listed on Exhibit 8.1(A) attached hereto and made a part hereof. Each Borrower has duly qualified and is authorized to do business and is in good standing in each state or jurisdiction listed on Exhibit 8.1(A) which includes all states and jurisdictions where the character of its Properties or the nature of its



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         activities make such qualification necessary,  except where the failure to so qualify would not have a Material Adverse Effect.

         (c) Section 8.1(C) is amended in its entirety as follows:

                           (C) Power and Authority. Each Borrower is duly authorized and empowered to enter into, execute, deliver and perform this Agreement and each of the other Loan Documents to which it is a party. The execution, delivery and performance of this Agreement and each of the other Loan Documents have been duly authorized by all necessary action and do not and will not (i) require any consent or approval of its shareholders or members, as the case may be; (ii) contravene its charter, articles or certificate of incorporation or certificate of formation, as applicable, or its operating agreement or by-laws, as applicable; (iii) violate, or cause any Borrower to be in default under, any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award in effect having applicability to any Borrower; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which such Borrower is a party or by which it or its Properties may be bound or affected; or (v) result in, or require, the creation or imposition of any Lien (other than Permitted Liens) upon or with respect to any of the Properties now owned or hereafter acquired by any Borrower.

         (d) Section 8.1(E) is amended in its entirety as follows:

                           (E) Use of Proceeds. Borrowers' uses of the proceeds of any Loans pursuant to this Agreement are, and will continue to be, legal and proper uses, duly authorized by its respective Board of Directors or Board of Managers, as the case may be, and such uses will not violate in any material respect any applicable laws including, without limitation, the Foreign Assets Control Regulations, the Foreign Funds Control Regulations and the Transaction Control Regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended).

         (e) Section 8.1(I) is amended in its entirety as follows:

                           (I) Capital Structure. Exhibit 8.1(I) attached hereto and made a part hereof states (a) the correct name of each of the Subsidiaries of each Borrower, the jurisdiction of incorporation or formation, as the case may be, and the percentage of its Voting Stock owned by such Borrower, (b) the name of each Borrower's Affiliates and the nature of the affiliation, (c) the number, nature and holder of all outstanding Securities of Borrowers, and (d) the number of authorized, issued and treasury shares of each Borrower. Holdings has good title to all of the shares of stock and membership interests, as the case may be, it purports to own of Custom and LLC and each Borrower has good title to all of the shares of stock or membership interests, as the case may be, it purports to own of each of its respective Subsidiaries, free and clear in each case of any Lien other than Permitted Liens. All such shares of stock and membership interests have been duly issued and, in the case



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         of shares of stock,  are fully paid and  non-assessable.  Except as set forth on  Exhibit  8.1(I),  there are not  outstanding  any  options to
         purchase,   or  any  rights  or  warrants  to  subscribe  for,  or  any commitments or agreements to issue or sell, or any capital stock, Securities, membership interests or obligations convertible into, or any powers of attorney relating to, shares of the capital stock of any Borrower. Except as set forth on Exhibit 8.1(I), there are not outstanding any agreements or instruments binding upon any of any Borrower's shareholders or members relating to the ownership of its shares of capital stock or membership interests, as the case may be.

         (f) Section 8.1(DD) is hereby amended in its entirety as follows:

                           (B) True Copies of Charter and Other Documents. Each Borrower has furnished or caused to be furnished to Lender true and complete copies of (a) all charter and other incorporation or formation documents (together with any amendments thereto), with respect to each Borrower and (b) their respective by-laws or operating agreements (together with any amendments thereto).

         (g) Section 9.1(S) is amended by replacing subsection (a) and (b) with the following:

                           (S) Notice of Amendment to Certain Documents. If (and on each occasion that): (a) any Borrower's Certificate of Incorporation, Certificate of Formation or any of the charter or other incorporation or formation documents of any Borrower shall at any time be modified or amended in any material respect or if any new filing of such documents shall at any time take place; or (b) any Borrower's by-laws or operating agreement shall at any time be modified or amended in any material respect.

         (h) Section 9.2(U) is amended by adding the words "or membership interest" after the words "capital stock."

         (i)  Exhibits  4.6,8.1(A),  8.1(B),  8.1(H),  8.1(I),  8.1(P),  8.1(Q),
         8.1(EE), 8.1(FF), 9.2(H), 9.2(P) to the Loan Agreement are replaced with the corresponding schedules and exhibits to this Agreement.

         (j) All references in the Loan Agreement to QFAC are hereby amended to read LLC.

         6. This Agreement shall become effective upon satisfaction of the following conditions precedent:

                           (i) Lender shall have received in form and substance satisfactory to Lender four (4) copies of this Agreement duly executed by QFAC, Custom, Holdings and LLC;



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                           (ii) Lender shall have received in form and substance
         satisfactory to Lender executed copies of the Merger Agreement, the Operating Agreement of LLC and the Certificate of Formation of LLC;

                           (iii) Each document (including, without limitation, any Uniform Commercial Code financing statements) required by this Agreement or under law or reasonably requested by Lender to be filed, registered or recorded in order to create, in favor of Lender, a perfected security interest in or lien upon the Collateral owned by LLC shall have been properly filed, registered or recorded in each jurisdiction in which the filing, registration or recordation thereof is so required or requested, and Lender shall have received an acknowledgment copy, or other evidence satisfactory to it, of each such filing, registration or recordation and satisfactory evidence of the payment of any necessary fee, tax or expense relating thereto;

                           (iv) Lender shall have received a copy of the resolutions in form and substance reasonably satisfactory to Lender, of the Board of Directors of LLC authorizing (x) the execution, delivery and performance of the Agreement, and (y) the granting by LLC of the Liens upon the Collateral certified by the Secretary or an Assistant Secretary of LLC as of the date of this Agreement; and, such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate;

                           (v) Lender shall have received a copy of the Articles or Certificate of Formation of LLC, and all amendments thereto, certified by the Secretary of State or other appropriate official of its jurisdiction of incorporation together with copies of the by-laws or operating agreement of LLC certified as accurate and complete by the Secretary or an Assistant Secretary of LLC;

                           (vi) Lender shall have received the executed legal opinion of O'Sullivan Graev & Karabell, LLP in form and substance satisfactory to Lender regarding the due authorization, enforceability and validity of this Agreement and the transactions contemplated herein;

                           (vii)  Lender   shall  have   received  in  form  and
         substance satisfactory to Lender, certified copies of LLC' casualty insurance policies, together with loss payable endorsements on Lender's standard form of loss payee endorsement naming Lender as loss payee, and certified copies of LLC' liability insurance policies, together with endorsements naming Lender as a co-insured;

                           (viii) Lender shall have received a duly executed agreement establishing a Dominion Account for LLC with financial institutions reasonably acceptable to Lender for the collection or servicing of the Accounts and proceeds of the Collateral of LLC;



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                           (ix)   Lender   shall   have   received   such  other
         certificates, instruments, documents and agreements as may reasonably be required by Lender in connection with this Agreement or its counsel, each of which shall be in form and substance satisfactory to Lender and its counsel.

         7. Except as expressly provided herein, all of the representations, warranties, terms, covenants and conditions contained in the Loan Agreement, the Loan Documents and the Mortgage shall remain unamended and shall continue to be and shall remain in full force and effect in accordance with their respective terms. The amendment to the Loan Agreement set forth herein shall be limited precisely as provided for herein and shall not be deemed a waiver or modification of, or an amendment to, any other term or provision of the Loan Agreement.

         8. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

         9. This Agreement may be executed in one or more counterparts each of which taken together shall constitute one and the same instrument. Any signature delivered by a party via facsimile shall be deemed an original signature hereto.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year specified at the beginning hereof.


                                            QF ACQUISITION CORP

                                            By: ________________________________

                                            Its: _______________________________


                                            QFAC, LLC

                                            By: ________________________________

                                            Its: _______________________________


                                            CFP HOLDINGS, INC.

                                            By: ________________________________

                                            Its: _______________________________


                                            CUSTOM FOOD PRODUCTS, INC.

                                            By: ________________________________

                                            Its: _______________________________


                                            FLEET CAPITAL CORPORATION

                                            By: ________________________________

                                            Its: _______________________________